UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	August 7, 2007

HNI Corporation
(Exact Name of Registrant as Specified in Charter)

Iowa	1-14225	42-0617510
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

408 East Second Street, P.O. Box 1109, Muscatine, Iowa  52761-0071
(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code:	(563)-272-7400

NA
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02                    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment of Compensatory Arrangement

On August 7, 2007, the Board of Directors (the "Board") of HNI Corporation (the "Corporation") approved an amendment (the "Amendment") to the Corporation's form of Change In Control Employment Agreement (the "Agreement"), including the existing change in control agreements with each of the following corporate officers:  Stan A. Askren, Chairman, President and Chief Executive Officer, HNI Corporation, dated November 15, 2006; Jerald K. Dittmer, Vice President and Chief Financial Officer, HNI Corporation, dated November 15, 2006; Eric K. Jungbluth, Executive Vice President, HNI Corporation, and President, The HON Company, dated November 15, 2006; and Marco V. Molinari, Executive Vice President, HNI Corporation, and President, HNI International Inc., dated November 15, 2006.  A description of the Agreement was previously reported under the heading "Amendment of Compensatory Arrangement" under Item 5.02 of the Corporation's Current Report on Form 8-K, filed with the Securities and Exchange Commission ("SEC") on November 16, 2006.

The Corporation entered into the Amendment, effective August 9, 2007, with each of the following corporate officers:  Messrs. Askren, Dittmer, Jungbluth and Molinari.

The purpose of the Amendment is to comply with the final regulations issued by the Internal Revenue Service under Section 409A of the Internal Revenue Code, which pertains to the tax treatment of deferred compensation.  In particular, the Amendment deletes or revises language in Sections 7(d) (Continued Group Medical Beneftis and Excise Tax Gross-Up) and Section 12 (Legal Fees) of the Agreement to specify the circumstances under which certain payments may be made in compliance with Section 409A.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, the form of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 5.03                    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Bylaws

On August 7, 2007, the Board approved certain amendments to Sections 5.02, 5.03, 5.04, 5.05 and 5.07 of the Corporation's By-laws, effective as of August 7, 2007, to clarify the Corporation's authority to issue uncertificated shares to support the direct registration of shares.  The Board adopted this amendment in response to new SEC rules and the New York Stock Exchange (the "NYSE") listing standards which require securities listed on the NYSE to be eligible for direct registration by January 2008.

The forgoing description of the amendments to the Corporation's By-laws is qualified in its entirety by reference to the full text of the Corporation's By-laws, a copy of which is attached to this Current Report of Form 8-K as Exhibit 3(ii) and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01                    Financial Statements and Exhibits.

The following exhibits relating to Items 5.02 and 5.03 are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
3(ii)	By-laws of the Registrant, as amended.
10.1	Amendment No. 1 to Form of Registrant's Change in Control Employment Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HNI Corporation

Date: August 10, 2007	By:	/s/ Jeffrey D. Lorenger
Jeffrey D. Lorenger
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
3(ii)	By-laws of the Registrant, as amended.
10.1	Amendment No. 1 to Form of Registrant's Change in Control Employment Agreement.